UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K
____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2026
____________________________________________________
KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________________________

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Principal Officers.
On August 13, 2026, Kulicke and Soffa Industries, Inc. (the "Company") appointed Dr. Raj Talluri to serve as President and Chief Executive Officer effective September 1, 2026. He will also be appointed to the Board of Directors of the Company (the “Board”) effective August 17, 2026. In determining that Dr. Talluri was qualified to serve as a director of the Company, the Board considered his achievements as an officer of several corporations operating in the semiconductor industry, and the breadth of his knowledge of the industry.
Lester Wong, the Company’s interim Chief Executive Officer (“Interim CEO”), and the Company’s current Executive Vice President and Chief Financial Officer, will continue to serve as the Company’s Executive Vice President and Chief Financial Officer.
Previously, Dr. Talluri served as President, Chief Executive Officer and a member of the Board of Directors of Enovix Corporation, a Nasdaq-listed advanced battery technology company, since January 2023. Prior to Enovix, from March 2018 through December 2022, Dr. Talluri served as Senior Vice President, General Manager, Mobile Business Unit at Micron Technology. Prior to that, Dr. Talluri served in various senior executive roles at Qualcomm CDMA Technologies and a variety of engineering and business leadership roles at Texas Instruments Incorporated.
Dr. Talluri received a Ph.D. in Electrical Engineering from the University of Texas at Austin in 1993, an M.Eng from Anna University in 1986, and a B.S. in Engineering from Andhra University in 1984.
In connection with Dr. Talluri’s appointment, the Company entered into an offer letter (the “Letter”) dated August 13, 2026 with Dr. Talluri, pursuant to which Dr. Talluri will receive an annual base salary of US$750,000 and will be eligible to participate in the Company's annual incentive compensation program with a target bonus opportunity equal to 110% of base salary.
Dr. Talluri will also receive a one-time new hire equity award with a target value of US$14.0 million, consisting of 50% restricted stock units (“RSUs”) and 50% performance share units (“PSUs”). The RSUs generally vest in three equal annual installments over three years, and the PSUs are generally eligible to vest based on continued service and the Company’s relative total shareholder return performance over a three-year performance period. In addition, Mr. Talluri’s annual equity award will have a target grant date value of US$6.0 million, expected to be delivered approximately 40% in RSUs and 60% in PSUs, subject to approval by the Company’s Management Development and Compensation Committee and the terms of the Company’s equity compensation plans and award agreements.
The Letter also provides certain relocation and expatriate benefits, including a temporary housing allowance, relocation expense reimbursement, participation in employee benefit programs, and reimbursement of certain legal fees incurred in connection with the negotiation of his employment arrangements.
If Dr. Talluri’s employment is terminated by the Company without Cause or he resigns for Good Reason (in each case as defined in the Company’s Executive Severance Pay Plan), in either case outside the 18-month period following a change in control and subject to his execution of a customary release of claims, he will be entitled to: (i) salary continuation for 24 months; (ii) continued medical and welfare benefits during the applicable severance period; and (iii) limited continuation of life insurance benefits. In addition, notwithstanding the terms of the applicable equity plans and award agreements, outstanding new-hire RSUs will become fully vested and outstanding new-hire PSUs will vest on a prorated basis based on actual performance through the date of termination.
If Dr. Talluri’s employment is terminated by the Company without Cause or he resigns for Good Reason within 18 months following a change in control of the Company, and subject to his execution of a customary release of claims, he will be entitled to: (i) a lump-sum payment equal to 24 months of base salary plus his target annual bonus; (ii) continued medical and welfare benefits; (iii) limited continuation of life insurance benefits; and (iv) full vesting of outstanding RSUs and vesting of outstanding PSUs based on the greater of target performance or actual performance measured through the date of termination.
Dr. Talluri has no family relationships or related party transactions with the Company that would require disclosure under Items 401(d) and 404(a) of Regulation S-K in connection with his appointment as Chief Executive Officer and as a Director of the Company.
The foregoing description of the Letter is qualified in its entirety by reference to the full text of the Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure
On August 17, 2026, the Company issued a press release announcing Dr. Talluri’s appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter between Kulicke and Soffa Industries, Inc. and Dr. Raj Talluri dated August 13, 2026.
99.1	Press Release on August 17, 2026.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: August 17, 2026	By:	/s/ ZI YAO LIM
	Name:	Zi Yao Lim
	Title:	Vice President, Legal Affairs and General Counsel and Corporate Secretary